EXHIBIT 10.4
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                      NOTE MODIFICATION AGREEMENT
                     AND CONFIRMATION OF GUARANTY

     THIS NOTE MODIFICATION AGREEMENT AND CONFIRMATION OF GUARANTY is executed as of May 12, 2009 (the "Effective Date"), by WAIKELE COUNTRY CLUB INC., a Hawaii corporation, whose address is 1750 Kalakaua Avenue, Suite 3603, Honolulu, Hawaii 96826 (the "Maker"), WAIKELE GOLF COURSE, LLC, a Delaware limited liability company, whose address is 900 North Michigan Avenue, Suite 1400, Chicago, Illinois 60611 (the "Holder"), DONG YANG ENTERPRISE INC., a Hawaii corporation, whose address is 1750 Kalakaua Avenue, Suite 3603, Honolulu, Hawaii 96826, and SAM SOON SUN, an individual, whose address is 1750 Kalakaua Avenue, Suite 3603, Honolulu, Hawaii 96826 (Dong Yang Enterprise Inc. and Sam Soon Sun being collectively referred to herein as the "Guarantor").


                           WITNESSETH THAT:
                           ----------------

     WHEREAS, the Maker executed that certain Promissory Note dated November 12, 2008, in favor of the Holder, in the principal amount of THIRTEEN MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($13,250,000.00) (the "Note") which principal amount was fully funded and remains outstanding, which Note is secured by that certain Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated November 12, 2008, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. 3805044, and noted on Transfer Certificate of Title No. 928,280, and also recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2008-172621, a UCC Financing Statement having been filed as Document No. 2008-172622 (collectively, the "Mortgage");

     WHEREAS, Maker's obligations under the Note and the Mortgage have been guarantied by each Guarantor under the terms of that certain Guaranty dated November 12, 2008, executed by each Guarantor in favor of the Holder;

     WHEREAS, the Maker, the Holder and each Guarantor acknowledge that as of the Effective Date, prior to any payments to be made pursuant to paragraph 1 below, no principal amounts have been paid by Maker or Guarantor under the Note;

     WHEREAS, the Maker and the Holder have agreed to modify the Note as hereinafter provided; and

     WHEREAS, each Guarantor has agreed to confirm that the obligations of each Guarantor under the Guaranty remain in full force and effect.


















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


     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the Maker and the Holder mutually agree that the Note is modified, as of the Effective Date, as follows:

     1. In the section of the Note entitled "Payments; Maturity Date", subsection (b) is revised in its entirety to state as follows:

           "(b) A principal payment in the amount of $200,000.00 shall be made by the Maker to the Holder on May 12, 2009. An additional principal payment in the amount of $800,000.00 shall be made by the Maker to the Holder on May 19, 2009. An additional principal payment in the amount of $1,000,000.00 shall be made by the Maker to the Holder on August 12, 2009. All unpaid principal and accrued interest shall be due and payable in full, unless sooner paid, on November 12, 2009 (the "Maturity Date")."

     2. In all other respects the terms and conditions of the Note, as modified by this instrument, (i) shall remain in full force and effect, and
(ii) shall continue to be secured by the Mortgage, which Mortgage is hereby confirmed.

     AND each Guarantor hereby confirms to the Holder that the obligations of each Guarantor under the Guaranty remain in full force and effect and that each Guarantor is obligated to repay the outstanding principal balance under the Note, as modified by this instrument, together with interest thereon, all in accordance with the terms of the Guaranty, the Note, as modified by this instrument, and the Mortgage.

     AND, in further consideration of the premises, each of the Maker and the Guarantor hereby (i) affirms to the Holder that neither the Maker nor the Guarantor possesses any offset or defense to the enforcement of the Note, as modified by this instrument, to the enforcement of the Mortgage and/or to the enforcement of the debt evidenced and secured thereby, (ii) waives and releases all defenses and agrees not to assert any offset or defense arising out of events or occurrences prior to the Effective Date, and (iii) confirms that this instrument evidences a revision to the Note and not a novation.

     This instrument may be executed in one or more counterparts. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all of the parties. Each executed counterpart shall be deemed an original, but all of such counterparts together shall constitute one and the same instrument.



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


     IN WITNESS WHEREOF, the Maker, the Holder and the Guarantor have executed this instrument as of the Effective Date.


                                  WAIKELE COUNTRY CLUB INC.,
                                  a Hawaii corporation


                                  By   /s/ Ji Yong Park
                                       ------------------------------
                                       Name:  Ji Yong Park
                                       Title: President
                                                              Maker



                                  WAIKELE GOLF COURSE, LLC,
                                  a Delaware limited liability company


                                  By   /s/ Janis G. Yee
                                       ------------------------------
                                       Name:  Janis G. Yee
                                       Title: Vice President
                                                              Holder



                                  DONG YANG ENTERPRISE INC.,
                                  a Hawaii Corporation


                                  By   /s/ Ji Yong Park
                                       ------------------------------
                                       Name:  Ji Yong Park
                                       Title: President
                                                              Guarantor



                                  /s/ Sam Soon Sun
                                  -------------------------------------
                                  SAM SOON SUN
                                                              Guarantor
























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